© Mercury Systems, Inc. WEBCAST LOGIN AT WWW.MRCY.COM/INVESTOR WEBCAST REPLAY AVAILABLE BY 7:00 P.M. ET MAY 5, 2026 Bill Ballhaus Chairman and CEO David Farnsworth Executive Vice President and CFO May 5, 2026, 5:00 pm ET THIRD QUARTER FISCAL YEAR 2026 FINANCIAL RESULTS 1

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the Company's focus on enhanced execution of the Company's strategic plan. You can identify these statements by the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. federal government shutdown or extended continuing resolution, effects of increasingly volatile geopolitical events and regional conflicts, competition, changes in technology and methods of marketing, delays in or cost increases related to completing development, engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. government’s interpretation of, federal export control or procurement rules and regulations, including tariffs, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, supply chain delays or volatility for critical components, production delays or unanticipated expenses including due to quality issues or manufacturing execution issues, failure to meet contractual performance specifications, adherence to required manufacturing standards, capacity underutilization, increases in scrap or inventory write-offs, failure to achieve or maintain manufacturing quality certifications, such as AS9100, failure to achieve or maintain qualified business systems, such as those required by the DFARS, adverse findings in government audits or investigations, the impact of supply chain disruption, inflation and labor shortages, among other things, on program execution and the resulting effect on customer satisfaction, inability to fully realize the expected benefits from acquisitions, restructurings, and operational efficiency initiatives or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements and impacts from any cyber or insider threat events, including risks from heightened, persistent, and increasingly sophisticated nation-state level cyberattacks and emerging threats associated with agentic AI-enabled cyber tools, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, litigation, including the federal securities class action lawsuit and related claims, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10- K for the fiscal year ended June 27, 2025 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, and free cash flow, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non- GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. 2

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Today’s call  Opening remarks on business and results  Update on our four priorities  Performance expectations for FY26 and beyond  Q&A 3

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Business and results  Our Q3 results reflected robust organic growth and margin expansion: • Record quarterly bookings of $348M and a 1.48 book-to-bill resulting in record backlog approaching $1.6B. • Q3 revenue of $236M, up 11.5% organically year-over-year. • Q3 adjusted EBITDA of $36M and adjusted EBITDA margin of 15.3% (up 46% and 360 basis points respectively, year-over-year). • Free cash outflow of $2M, meaningfully outperforming our expectations. Ended Q3 with $332M of cash on hand.  These results reflect ongoing focus on our four priority areas with highlights that include: • Solid execution across our broad portfolio of production and development programs. • Backlog growth of 18% year-over-year and a sequential increase of 12-month backlog of 10.3%. • Streamlined operating structure enabling increased positive operating leverage. • Continued progress on free cash flow drivers with net working capital down 4.1% year-over-year. 4

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Driving performance excellence  Efforts to align our supply base to yield faster backlog conversion contributed to top-line growth, adjusted EBITDA margin, and free cash flow that exceeded our expectations. • Focus on accelerating customer deliveries generated approximately $25M of revenue, $15M of adjusted EBITDA, and $25M of cash all primarily planned for Q4.  Our domestic revenue, representing approximately 88% of our Q3 revenue, generated 17% year-over-year growth.  Progressed on a number of actions to increase capacity, add automation, and consolidate sub-scale sites as part of ongoing efforts to drive scalability and efficiency: • Added capacity to highly-automated manufacturing footprint in Phoenix, Arizona and initiated operations to support ramped production for our Common Processing Architecture. • Completed the acquisition of a critical manufacturing process technology provider integral to a number of our key ramping programs. 5

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Driving organic growth  Record Q3 bookings of $348M resulted in a book-to-bill of 1.48 and record backlog approaching $1.6B.  Q3 bookings were driven largely by follow-on production orders, reflecting strong customer demand across franchise programs. • This bookings mix reflects the transition of our business toward higher rate production.  Largest bookings in the quarter were across several missile, C4I, and space programs.  The quarter featured the strongest bookings of the fiscal year for solutions that leverage our Common Processing Architecture.  Secured a follow-on development award on a strategic program that has the potential to proliferate across multiple platforms.  Continue to see the potential for higher demand across multiple programs, driven by increased defense budgets globally and domestic priorities like Golden Dome. 6

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Expanding margins  In our efforts to progress toward our targeted adjusted EBITDA margins in the low to mid 20% range, we remain focused on the following drivers: • Backlog margin expansion as we convert low-margin backlog and add new bookings aligned with our target margin profile. • Ongoing initiatives to further simplify, automate, and optimize our operations. • Driving organic growth to increase positive operating leverage.  Q3 adjusted EBITDA margin of 15.3% was ahead of our expectations and up 360 basis points year-over- year.  Gross margin of 29.3% was up 230 basis points year-over-year consistent with our expectation that average backlog margin will continue to increase as we convert legacy lower-margin backlog.  Operating expenses were down year-over-year, both on an absolute basis and as a percent of sales, reflecting our focus on continually driving cost structure efficiencies as we accelerate organic growth. 7

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Driving improved free cash flow conversion and release  Progress on drivers of free cash flow. Net working capital at approximately $434M is down $19M year-over-year.  Net debt down to $260M.  Our strong balance sheet provides sufficient flexibility for us to pursue and capture potential market tailwinds. 8

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Expectations for FY26 and beyond  Optimistic about our expected ability to deliver results in line with our target profile of above market top-line growth, adjusted EBITDA margins in the low to mid 20% range, and FCF conversion of 50%.  Our Q4 bookings have the potential to be the strongest of the year, based on a pipeline of opportunities that is more robust than our Q3 pipeline. • We believe this could be an indicator of increased top-line growth and further margin expansion beyond FY26.  Now expect full year FY26 revenue growth approaching mid single-digits, up from low single-digits. • Efforts to stage material earlier and better align our supply base have improved revenue linearity. • Outlook incorporates backlog conversion that historically may have materialized in accelerations and results ahead of forecast.  Expect full year FY26 adjusted EBITDA margin of mid-teens, up from approaching mid-teens.  Expect free cash flow to be positive for Q4.  Outlook excludes upside stemming from domestic priorities like Golden Dome or increased global defense budgets. 9

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Q3 FY26 vs. Q3 FY25 10 $ millions, except percentage and per share data Q3 FY26(2) Q3 FY25(2) CHANGE Bookings $348.3 $200.4 74% Book-to-Bill 1.48 0.95 Backlog $1,580.6 $1,340.9 18% 12-Month Backlog 890.6 787.6 Revenue $235.8 $211.4 12% Gross Margin 29.3% 27.0% 230 bps Operating Expenses $63.8 $74.5 (14%)Selling, General & Administrative 39.1 43.0 Research & Development 15.0 16.0 Amortization/Restructuring/Acquisition 9.7 15.5 GAAP Net Loss ($2.9) ($19.2) N.A. GAAP Net Loss Per Share ($0.04) ($0.33) N.A. Weighted Average Diluted Shares 59.4 58.7 Adjusted EPS(1) $0.27 $0.06 350% Adj. EBITDA(1) $36.1 $24.7 46% % of revenue 15.3% 11.7% Operating Cash Flow $6.4 $30.0 (79%) Free Cash Flow(1) ($1.8) $24.1 N.A. % of Adjusted EBITDA N/A 97.4% Notes 1. Non-GAAP, see reconciliation table. 2. All references in this presentation to the third quarter of fiscal 2026 are to the quarter ended March 27, 2026. All references in this presentation to the third quarter of fiscal 2025 are to the quarter ended March 28, 2025.

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Balance sheet 11 Notes 1. Rounded amounts used. As of (In $ millions)(1) 3/28/25 6/27/25 9/26/25 12/26/25 3/27/26 ASSETS Cash & cash equivalents $269.8 $309.1 $304.7 $335.0 $331.8 Accounts receivable and unbilled receivables, net 374.7 388.1 367.5 379.8 365.0 Inventory, net 352.7 332.9 340.2 349.6 361.7 PP&E, net 107.5 101.4 102.6 102.0 102.6 Goodwill and intangibles, net 1,154.1 1,148.7 1,138.5 1,131.3 1,127.8 Other 155.6 154.6 204.1 204.4 192.4 TOTAL ASSETS $2,414.4 $2,434.8 $2,457.6 $2,502.1 $2,481.3 LIABILITIES AND S/E AP and accrued expenses $154.1 $173.6 $196.7 $246.1 $224.2 Deferred revenues and customer advances 142.5 126.8 125.5 136.9 126.3 Other liabilities 75.2 69.4 68.9 67.6 61.6 Debt 591.5 591.5 591.5 591.5 591.5 Total liabilities 963.3 961.3 982.6 1,042.1 1,003.6 Stockholders' equity 1,451.1 1,473.5 1,475.0 1,460.0 1,477.7 TOTAL LIABILITIES AND S/E $2,414.4 $2,434.8 $2,457.6 $2,502.1 $2,481.3

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Cash flow summary 12 Notes 1. Rounded amounts used. 2. Non-GAAP, see reconciliation table. For the Fiscal Quarters Ended (In $ millions)(1) 3/28/25 6/27/25 9/26/25 12/26/25 3/27/26 Net (loss) income ($19.2) $16.4 ($12.5) ($15.1) ($2.9) Depreciation and amortization 19.9 20.0 18.9 18.3 18.0 Other non-cash items, net 9.0 6.9 12.7 12.5 12.3 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and costs in excess of billings 9.3 (10.8) 20.1 (12.0) 14.5 Inventory (7.3) 12.0 (12.1) (11.6) (12.7) Accounts payable and accrued expenses 14.5 13.4 20.9 46.1 (19.5) Other 3.8 (19.8) (45.8) 13.4 (3.3) 20.2 (5.2) (16.9) 35.9 (21.0) Operating Cash Flow 30.0 38.1 2.2 51.6 6.4 Capital expenditures (5.9) (4.1) (6.6) (5.9) (8.3) Free Cash Flow(2) $24.1 $34.0 ($4.4) $45.7 ($1.8) Free Cash Flow(2) / Adjusted EBITDA(2) 97.6% 66.3% N/A 152.3% N/A Free Cash Flow(2) / GAAP Net (Loss) Income N.A. 208% N.A. N.A. N.A.

© Mercury Systems, Inc. APPENDIX

Adjusted EPS reconciliation

(In thousands, except per share data)[2]	Q3 FY25	Q3 FY26	LTM Q3 FY25	LTM Q3 FY26
Loss per share[1]	**($0.33)**	**($0.04)**	**($1.12)**	**($0.24)**
Net Loss	**($19,170)**	**($2,861)**	**($65,051)**	**($14,101)**
Other non-operating adjustments, net	(3,911)	2,445	(3,314)	(1,751)
Amortization of intangible assets	10,185	9,561	43,885	39,789
Restructuring and other charges	4,931	(48)	14,012	5,576
Impairment of long-lived assets	—	—	—	—
Acquisition, financing and other third party costs	1,072	581	5,912	5,538
Fair value adjustments from purchase accounting	131	132	664	525
Litigation and settlement expense, net	5,467	2,120	9,893	15,693
Stock-based and other non-cash compensation expense	12,124	10,768	44,758	46,546
Impact to income taxes[3]	(7,240)	(6,279)	(27,548)	(28,506)
Adjusted income	**$3,589**	**$16,419**	**$23,211**	**$69,309**
Adjusted earnings per share[1][5]	**$0.06**	**$0.27**	**$0.40**	**$1.16**
Weighted-average shares outstanding:				
Basic	58,749	59,422		
Diluted	59,367	60,776		

Notes

1. Per share information is presented on a fully diluted basis.
2. Rounded amounts used.
3. Impact to income taxes is calculated by recasting income before income taxes to include the items involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax provision or benefit related to the items.
4. All references in this presentation to the third quarter of fiscal 2026 and LTM Q3 FY26 are to the quarter ended March 27, 2026, and the four-quarter period ended March 27, 2026. All references in this presentation to the third quarter of fiscal 2025 and LTM Q3 FY25 are to the quarter ended March 28, 2025, and the four-quarter period ended March 28, 2025.
5. Earnings per share and Adjusted earnings per share is calculated using diluted shares whereas loss per share and adjusted loss per share is calculated using basic shares. There was a $0.01 impact and no impact to the calculation of adjusted earnings per share as a result of this for the third quarters ended March 27, 2026 and March 28, 2025, respectively.

© Mercury Systems, Inc.

/Mercury Proprietary/No Tech Data/

mercury

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Adjusted EBITDA reconciliation 15 (In thousands)(1)(2) Q3 FY25 Q3 FY26 LTM Q3 FY25 LTM Q3 FY26 Net loss ($19,170) ($2,861) ($65,051) ($14,101) Other non-operating adjustments, net (3,911) 2,445 (3,314) (1,751) Interest expense, net 6,778 4,824 31,798 23,543 Income tax (benefit) provision (2,648) 174 (22,791) (3,764) Depreciation 9,731 8,395 39,564 35,349 Amortization of intangible assets 10,185 9,561 43,885 39,789 Restructuring and other charges 4,931 (48) 14,012 5,576 Impairment of long-lived assets — — — — Acquisition, financing and other third party costs 1,072 581 5,912 5,538 Fair value adjustments from purchase accounting 131 132 664 525 Litigation and settlement expense, net 5,467 2,120 9,893 15,693 Stock-based and other non-cash compensation expense 12,124 10,768 44,758 46,546 Adjusted EBITDA $24,690 $36,091 $99,330 $152,943 Notes 1. Rounded amounts used. 2. All references in this presentation to the third quarter of fiscal 2026 and LTM Q3 FY26 are to the quarter ended March 27, 2026, and the four- quarter period ended March 27, 2026. All references in this presentation to the third quarter of fiscal 2025 and LTM Q3 FY25 are to the quarter ended March 28, 2025, and the four- quarter period ended March 28, 2025.

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Free cash flow reconciliation 16 Notes 1. Rounded amounts used.(In thousands)(1) Q3 FY25 Q3 FY26 LTM Q3 FY25 LTM Q3 FY26 Cash provided by operating activities $29,974 $6,442 $172,537 $98,310 Purchases of property and equipment (5,914) (8,263) (26,053) (24,811) Free cash flow $24,060 ($1,821) $146,484 $73,499